UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report
(Date of earliest event reported):

June 7, 2018
HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
WASHINGTON	000-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Fifth Avenue S.W. Olympia, WA	98501
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (360) 943-1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events
Settlement of Certain Litigation Relating to the Merger
On or about May 30, 2018, a lawsuit was filed in the Circuit Court for the State of Oregon in Washington County, under the caption Parshall v. Premier Commercial Bancorp, et. al., Case No. 18CV22242 (the "Action").  The complaint generally alleges that Premier Commercial Bancorp's ("Premier Commercial") directors breached their fiduciary duties to Premier Commercial and its shareholders by agreeing to the proposed merger with Heritage Financial Corporation ("Heritage") and by failing to disclose to Premier Commercial shareholders in the Form S-4 Registration Statement all material information concerning the proposed merger. Premier Commercial and Heritage are alleged to have aided and abetted the directors' alleged breaches of their fiduciary duties. The complaint seeks, among other things, an order enjoining the defendants from consummating the proposed merger, as well as attorneys' and experts' fees and certain other damages.
Solely to avoid the costs, risks and uncertainties inherent in litigation and to allow the Premier Commercial shareholders to vote on the proposals required in connection with the proposed merger with Heritage at the Premier Commercial special meeting of shareholders, Premier Commercial has agreed to make additional disclosures to supplement the disclosures contained in the proxy statement/prospectus ("Additional Disclosures").  The Additional Disclosures are set forth below and should be read in conjunction with the proxy statement/prospectus.
 The Additional Disclosures moot plaintiff's disclosure claims asserted in the Action, and, as a result, plaintiff has agreed to dismiss the Action with prejudice as to his individual claims and without prejudice to the claims of the putative members of the class.
This agreement to make the Additional Disclosures will not affect the merger consideration to be paid in connection with the merger of Premier Commercial into Heritage or the timing of the special meeting of Premier Commercial's shareholders.
Premier Commercial and the other defendants, including Heritage, vigorously deny that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the lawsuit, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with their fiduciary and other legal duties and are entering into the agreement to make the Additional Disclosures solely to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the merger that might arise from further litigation. Nothing in this document shall be deemed an admission of the legal necessity or materiality under any applicable laws for any of the disclosures set forth herein.

SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS
The following information supplements the proxy statement/prospectus and should be read in connection with the proxy statement/prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the proxy statement/prospectus, the information contained herein supersedes the information contained in the proxy statement/prospectus. All page references in the information below are to pages in the proxy statement/prospectus, and terms used below have the meanings set forth in the proxy statement/prospectus, unless otherwise defined below. Without admitting in any way that the disclosures below are material or otherwise required by law, Premier Commercial and Heritage make the following supplemental disclosures:
Unaudited Prospective Financial Information
The disclosure under the heading "THE MERGER—Recommendation of the Premier Commercial Board of Directors and Reasons of Premier Commercial for the Merger" is supplemented by the adding of the following disclosure under the heading "Unaudited Prospective Financial Information" starting on page 30 of the proxy statement/prospectus.
Premier Commercial
Premier Commercial does not as a matter of course make public projections as to future performance, revenues, earnings or other financial results given, among other reasons, the uncertainty of realizing the underlying assumptions and estimates. However, Premier Commercial is including in this proxy statement/prospectus certain unaudited prospective financial information that was provided to the Premier Commercial board of directors in connection with its evaluation of the merger. Unaudited prospective financial information relating to Premier Commercial was also provided to Sandler O'Neill, financial advisor to the Premier Commercial board of directors. The inclusion of this information should not be regarded as an indication that any of Premier Commercial, Heritage, their respective affiliates, officers, directors, advisors or other representatives or any other recipient of this information considered, or now considers, it necessarily to be predictive of actual future results, or that it should be construed as financial guidance, and it should not be relied on as such. This information was prepared solely for internal use and is subjective in many respects. While presented with numeric specificity, the unaudited prospective financial information reflects numerous estimates and assumptions made with respect to business, economic, market, competition, regulatory and financial conditions and matters specific to Premier Commercial's business, all of which are difficult to predict and many of which are beyond Premier Commercial's control. The unaudited prospective financial information reflects both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. Premier Commercial can give no assurance that the unaudited prospective financial information and the underlying estimates and assumptions will be realized. In addition, since the unaudited prospective financial information covers multiple years, such information by its nature becomes less predictive with each successive year.
Actual results may differ materially from those set forth below, and important factors that may affect actual results and cause the unaudited prospective financial information not to be realized include, but are not limited to, risks and uncertainties relating to Premier Commercial's business, industry performance, general business and economic conditions, customer requirements, competition and adverse changes in applicable laws, regulations or rules. For other factors that could cause actual results to differ, please see the sections entitled "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" in this proxy statement/prospectus and in Premier Commercial's financial information available on the Premier Community Bank website https://www.pcboregon.com/.
The unaudited prospective financial information does not take into account any circumstances or events occurring after the date it was prepared. Premier Commercial can give no assurance that, had the unaudited prospective financial information been prepared as of the date of this proxy statement/prospectus, similar estimates and assumptions would be used. PREMIER COMMERCIAL DOES NOT INTEND TO, AND DISCLAIMS ANY OBLIGATION TO, MAKE PUBLICLY AVAILABLE ANY UPDATE OR OTHER REVISION TO THE UNAUDITED PROSPECTIVE FINANCIAL INFORMATION TO REFLECT CIRCUMSTANCES EXISTING SINCE ITS PREPARATION OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE UNAUDITED PROSPECTIVE FINANCIAL INFORMATION ARE NOT REALIZED, OR TO REFLECT CHANGES IN GENERAL ECONOMIC OR INDUSTRY CONDITIONS, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW. The unaudited prospective financial information does not take into account the possible financial and other effects on Premier Commercial of the merger and does not attempt to predict or suggest future results of the combined company. The unaudited prospective financial information does not give effect to the merger, including the impact of negotiating or executing the merger agreement, the expenses that may be incurred in connection with consummating the merger, potential synergies that may be achieved by the combined company as a result of the merger or the effect of any business or strategic decisions or actions which would likely have been taken if the merger agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the merger. Further, the unaudited prospective financial information does not take into account the effect on Premier Commercial of any possible failure of the merger to occur. None of Premier Commercial, Heritage or their respective affiliates, officers, directors, advisors or other representatives has made, makes or is authorized in the future to make any representation to any shareholder of Premier Commercial or Heritage or other person regarding Premier Commercial's ultimate performance compared to the information contained in the unaudited prospective financial information or that the forecasted results will be achieved.
The following table presents certain internal financial projections for Premier Commercial for the fiscal years ending December 31, 2018 through December 31, 2020, as directed by the management of Premier Commercial, as well as an estimated long-term earnings per share growth rate for the years thereafter, as directed by the management of Premier Commercial.
	12/31/2018	12/31/2019	12/31/2020	12/31/2021	12/31/2022
Net Income ($000s)	5,331	5,735	6,559	7,215	7,936
Earnings Per Share ($)	0.91	0.98	1.12	1.23	1.35
Dividends Per Share ($)	0.00	0.00	0.00	0.00	0.00
Tangible Book Value Per Share ($)	7.73	8.69	9.80	11.00	12.33

The unaudited prospective financial information was not prepared with a view toward public disclosure, nor was it prepared with a view toward compliance with GAAP, published guidelines of the

SEC or the guidelines established by the American Institute of Certified Public Accountants for the preparation and presentation of prospective financial information. Neither Premier Commercial's independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the unaudited prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability.
In light of the foregoing, and considering that Premier Commercial's special meeting will be held after the unaudited prospective financial information was prepared, as well as the uncertainties inherent in forecasting information, Premier Commercial shareholders are cautioned not to place unwarranted reliance on such information, and Premier Commercial urges all Premier Commercial shareholders to review Premier Commercial's most recent FDIC filings for a description of Premier Commercial's reported financial results. See "Where You Can Find More Information."
Unaudited Prospective Financial Information
Heritage
Heritage does not as a matter of course make public projections as to future performance, revenues, earnings or other financial results given, among other reasons, the uncertainty of realizing the underlying assumptions and estimates. However, Heritage is including in this proxy statement/prospectus certain unaudited prospective financial information related to Heritage that was discussed with Sandler O'Neill, financial advisor to the Premier Commercial board of directors, and was considered by the Premier Commercial board of directors in connection with its evaluation of the merger. The inclusion of this information should not be regarded as an indication that any of Premier Commercial, Heritage, their respective affiliates, officers, directors, advisors or other representatives or any other recipient of this information considered, or now considers, it necessarily to be predictive of actual future results, or that it should be construed as financial guidance, and it should not be relied on as such. This information was prepared solely for internal use and is subjective in many respects.
While presented with numeric specificity, the unaudited prospective financial information reflects numerous estimates and assumptions made with respect to business, economic, market, competition, regulatory and financial conditions and matters specific to Heritage's business, all of which are difficult to predict and many of which are beyond Heritage's control. The unaudited prospective financial information reflects both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. Heritage can give no assurance that the unaudited prospective financial information and the underlying estimates and assumptions will be realized. In addition, since the unaudited prospective financial information covers multiple years, such information by its nature becomes less predictive with each successive year.
Actual results may differ materially from those set forth below, and important factors that may affect actual results and cause the unaudited prospective financial information not to be realized include, but are not limited to, risks and uncertainties relating to Heritage's business, industry performance, general business and economic conditions, customer requirements, competition and adverse changes in applicable laws, regulations or rules. For other factors that could cause actual results to differ, please see the sections entitled "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" in this proxy statement/prospectus and in Heritage's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and the other reports filed by Heritage with the SEC.

The unaudited prospective financial information does not take into account any circumstances or events occurring after the date it was prepared. Heritage can give no assurance that, had the unaudited prospective financial information been prepared as of the date of this proxy statement/prospectus, similar estimates and assumptions would be used. HERITAGE DOES NOT INTEND TO, AND DISCLAIMS ANY OBLIGATION TO, MAKE PUBLICLY AVAILABLE ANY UPDATE OR OTHER REVISION TO THE UNAUDITED PROSPECTIVE FINANCIAL INFORMATION TO REFLECT CIRCUMSTANCES EXISTING SINCE ITS PREPARATION OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE UNAUDITED PROSPECTIVE FINANCIAL INFORMATION ARE NOT REALIZED, OR TO REFLECT CHANGES IN GENERAL ECONOMIC OR INDUSTRY CONDITIONS, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW. The unaudited prospective financial information does not take into account the possible financial and other effects on Heritage of the merger and does not attempt to predict or suggest future results of the combined company. The unaudited prospective financial information does not give effect to the merger, including the impact of negotiating or executing the merger agreement, the expenses that may be incurred in connection with consummating the merger, potential synergies that may be achieved by the combined company as a result of the merger or the effect of any business or strategic decisions or actions which would likely have been taken if the merger agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the merger. Further, the unaudited prospective financial information does not take into account the effect on Heritage of any possible failure of the merger to occur. None of Premier Commercial, Heritage or their respective affiliates, officers, directors, advisors or other representatives has made, makes or is authorized in the future to make any representation to any shareholder of Premier Commercial or Heritage or other person regarding Heritage's ultimate performance compared to the information contained in the unaudited prospective financial information or that the forecasted results will be achieved.
The following table presents publicly available consensus mean analyst earnings per share estimates for Heritage for the years ending December 31, 2018 and December 31, 2019, as well as an estimated long-term earnings per share growth rate and dividend payout ratio for the years thereafter as discussed by Heritage management with Sandler O'Neill.
	12/31/2018	12/31/2019	12/31/2020	12/31/2021	12/31/2022
Net Income ($000s)	59,720	69,759	74,994	80,620	86,668
Earnings Per Share ($)	1.78	2.05	2.20	2.37	2.55
Dividends Per Share ($)	0.65	0.69	0.83	0.89	0.96
Tangible Book Value Per Share ($)	13.50	14.90	16.31	17.81	19.42

The unaudited prospective financial information was not prepared with a view toward public disclosure, nor was it prepared with a view toward compliance with GAAP, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for the preparation and presentation of prospective financial information. Neither Heritage's independent registered public accounting firm, Crowe Horwath LLP, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the unaudited prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability.
In light of the foregoing, and considering that Premier Commercial's special meeting will be held after the unaudited prospective financial information was prepared, as well as the uncertainties inherent in forecasting information, Premier Commercial shareholders are cautioned not to place unwarranted reliance on such information, and Premier Commercial urges all Premier Commercial shareholders to review Heritage's most recent SEC filings for a description of Heritage's reported financial results. See "Where You Can Find More Information."

Opinion of Premier Commercial's Financial Advisor

The disclosure under the heading "THE MERGER—Opinion of Premier Commercial's Financial Advisor—Premier Commercial's Comparable Company Analyses" is hereby supplemented by deleting the table on page 34 (Premier Commercial Peer Group) of the Proxy Statement/Prospectus and replacing it with the following:

Financials as of December 31, 2017 unless otherwise noted				Market Data (as of 03/07/2018)							LTM Profitability			Balance Sheet Ratios
						Price /			LTM Avg.
						Tang.			Weekly Trading	1 Yr
			Total	Mkt	Stock	Book	LTM	Div.	Volume/	Price	Eff.			TCE/	Loan/	NPAs/
			Assets	Cap	Price	Value	EPS	Yield	Shares Out.	∆	Ratio	NIM	ROAA	TA	Dpts	Assets
Company Name	City, St	Ticker	($mm)	($mm)	($)	(%)	(x)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)
1st Capital Bank	Salinas, CA	FISB	580	75	16.03	144	26.7	0.0	0.26	21.9	69	3.50	0.51	9.0	81	0.08
Suncrest Bank	Visalia, CA	SBKK	529	78	11.10	138	23.6	0.0	0.26	17.5	57	4.66	0.69	10.7	76	0.18
American Riviera Bank	Santa Barbara, CA	ARBV	515	83	18.75	168	23.4	0.0	0.40	18.7	61	4.61	0.73	9.6	92	0.18
Pacific Enterprise Bancorp¹	Irvine, CA	PEBN	508	68	22.05	148	23.1	0.0	-	-	81	5.43	0.59	9.0	89	1.93
Bank of Southern California, National Association	San Diego, CA	BCAL	480	78	15.00	162	19.7	0.0	0.03	25.0	63	4.22	0.89	10.1	98	0.13
Communities First Financial Corporation¹	Fresno, CA	CFST	407	59	20.80	171	16.3	0.0	0.16	46.0	56	4.11	1.00	8.5	71	0.72
Community Financial Group, Inc.¹	Spokane, WA	CFGW	404	32	21.00	97	10.4	0.0	0.01	26.0	75	4.21	0.79	8.1	79	0.13
Pinnacle Bank	Gilroy, CA	PBNK	342	50	12.35	143	16.9	0.0	0.25	47.0	63	4.58	0.91	10.0	90	0.15
Summit Bank	Eugene, OR	SBKO	336	64	15.90	189	19.2	0.0	0.04	21.8	52	5.56	1.05	10.3	94	0.39
River Valley Community Bancorp¹	Yuba City, CA	RVCB	334	43	18.00	153	17.1	0.0	0.08	28.6	53	2.81	0.78	8.4	56	0.09
Mission Valley Bancorp¹	Sun Valley, CA	MVLY	330	50	15.50	162	14.5	0.6	0.50	53.5	64	4.31	1.11	9.2	88	0.28
Commencement Bank	Tacoma, WA	CBWA	328	64	16.85	162	27.6	0.0	0.28	41.6	61	4.23	0.63	11.0	90	0.00
Bank of Santa Clarita	Santa Clarita, CA	BSCA	308	46	19.65	158	25.1	0.0	0.17	47.7	62	2.88	0.57	9.5	97	0.00
People's Bank of Commerce	Medford, OR	PBCO	302	36	13.20	132	16.3	0.0	0.23	21.6	73	4.22	0.73	9.4	80	1.68

		High	580	83	-	189	27.6	0.6	0.50	53.5	81	5.56	1.11	11.0	98	1.93
		Low	302	32	-	97	10.4	0.0	0.01	17.5	52	2.81	0.51	8.1	56	0.00
		Mean	407	59	-	152	20.0	0.0	0.20	32.1	64	4.24	0.79	9.5	84	0.42
		Median	373	62	-	156	19.4	0.0	0.23	26.0	62	4.23	0.75	9.4	88	0.17

Premier Commercial			401	70	11.93	175	20.6	0.0	0.16	23.6	65	4.43	0.85	10.0	104	0.75

Note:
1: Bank-level regulatory data used where consolidated is unavailable
Source: S&P Global Market Intelligence

The disclosure under the heading "THE MERGER—Opinion of Premier Commercial's Financial Advisor—Premier Commercial Net Present Value Analyses" is hereby supplemented by adding the following as a new third sentence following the number 190% on page 35 of the proxy statement/prospectus:
Sandler O'Neill selected these price to earnings and tangible book value multiples based on Sandler O'Neill's review of, among other matters, the trading multiples of selected companies that Sandler O'Neill deemed to be comparable to Premier Commercial.
The disclosure under the heading "THE MERGER—Opinion of Premier Commercial's Financial Advisor—Premier Commercial Net Present Value Analyses" is hereby supplemented by adding the following sentence at the end of the first paragraph on page 36 of the proxy statement/prospectus:
See ''—Certain unaudited prospective financial information of Premier Commercial.''
The disclosure under the heading "THE MERGER—Opinion of Premier Commercial's Financial Advisor—Premier Commercial Net Present Value Analyses" is hereby supplemented by adding the following narrative and table after the Earnings Per Share Multiples chart on page 36 of the proxy statement/prospectus:

The following table describes the discount rate calculation for Premier Commercial common stock prepared by Sandler O'Neill. In its normal course of business, Sandler O'Neill employs the Duff & Phelps valuation handbook in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate, the equity risk premium, the size premium and the industry premium.

Risk Free Rate	2.89%	Based on 10yr US Treasury as of March 7, 2018
Equity Risk Premium	5.86%	Per Duff & Phelps 2017 Valuation Handbook
Size Premium	3.67%	Per Duff & Phelps 2017 Valuation Handbook
Industry Premium	1.09%	Per Duff & Phelps 2017 Valuation Handbook
Discount Rate	13.51%

The disclosure under the heading "THE MERGER—Opinion of Premier Commercial's Financial Advisor—Analysis of Selected Merger Transactions" is hereby supplemented by deleting the table on page 37 (Nationwide Precedent Transactions) of the Proxy Statement and replacing it with the following:

			Transaction Information					Seller Financial Information
				Price/		Core	1-Day
			Deal	LTM		Deposit	Market	Total	Total	TCE/	LTM	LTM	NPAs/
		Annc.	Value	EPS	TBV	Prem.¹	Prem.	Assets	Equity	TA	ROAA	ROAE	Assets
Acquiror	Target	Date	($mm)	(x)	(%)	(%)	(%)	($mm)	($mm)	(%)	(%)	(%)	(%)

First Choice Bancorp (CA)	Pacific Commerce Bancorp (CA)	2/26/18	112	23.5	194	12.0	17.7	536	64.1	12.0	0.88	7.4	0.1
Hilltop Holdings Inc. (TX)	Bank of River Oaks (TX)	2/13/18	85	33.0	184	12.6	-	454	46.2	10.2	0.58	5.5	1.8
Park National Corporation (OH)	NewDominion Bank (NC)	1/23/18	76	nm	215	23.6	21.1	322	35.6	11.1	0.40	3.7	1.1
LCNB Corp. (OH)	Columbus First Bancorp, Inc. (OH)	12/21/17	67	27.6	208	21.4	-	333	32.3	9.7	0.82	8.6	0.1
First Foundation Inc. (CA)	PBB Bancorp (CA)	12/19/17	106	19.2	203	16.2	58.7	587	49.7	8.4	0.97	10.7	0.0
Equity Bancshares, Inc. (KS)	Kansas Bank Corporation (KS)	12/18/17	46	15.5	147	6.6	-	310	30.9	10.0	0.95	10.1	0.1
Amalgamated Bank (NY)	New Resource Bancorp (CA)	12/15/17	59	28.4	135	5.8	75.8	353	42.2	12.0	0.58	5.5	0.1
First Mid-Illinois Bancshares, Inc. (IL)	First BancTrust Corporation (IL)	12/11/17	74	22.6	159	9.8	66.4	466	46.6	9.9	0.70	7.2	0.9
Independent Bank Corporation (MI)	TCSB Bancorp, Inc. (MI)	12/4/17	63	24.7	193	12.7	-	347	35.4	9.5	0.82	8.0	1.5
FCB Financial Holdings, Inc. (FL)	Floridian Community Holdings, Inc. (FL)	11/27/17	89	35.0	193	16.3	-	545	46.2	8.5	0.69	7.4	0.3
CB Financial Services, Inc. (PA)	First West Virginia Bancorp, Inc. (WV)	11/16/17	50	nm	156	6.7	32.6	343	33.6	9.4	0.16	1.6	1.0
Heartland Financial USA, Inc. (IA)	Signature Bancshares, Inc. (MN)	11/13/17	53	15.6	146	10.9	-	390	38.7	9.5	1.63	17.1	1.1
Suncrest Bank (CA)	CBBC Bancorp (CA)	11/7/17	67	18.8	207	17.3	24.9	325	32.5	10.0	1.12	11.3	0.0
First Bancshares, Inc. (MS)	Southwest Banc Shares, Inc. (AL)	10/24/17	60	23.1	156	8.3	-	398	38.4	9.6	1.10	11.24	1.6
MutualFirst Financial, Inc. (IN)	Universal Bancorp (IN)	10/4/17	66	23.0	149	9.1	-	398	46.0	11.1	0.78	6.63	1.2
Brookline Bancorp, Inc. (MA)	First Commons Bank, National Association (MA)	9/21/17	56	22.1	158	11.5	-	324	35.1	10.8	0.74	7.5	0.0
Home Bancorp, Inc. (LA)	Saint Martin Bancshares, Inc. (LA)	8/23/17	75	9.6	138	9.5	-	596	59.9	9.2	2.10	21.1	1.7
Veritex Holdings, Inc. (TX)	Liberty Bancshares, Inc. (TX)	8/1/17	64	20.0	160	11.7	-	459	52.8	8.9	0.87	7.4	0.4
Triumph Bancorp, Inc. (TX)	Valley Bancorp, Inc. (CO)	7/26/17	39	25.8	139	6.9	-	321	28.0	8.7	1.03	10.9	2.0
Heritage Financial Corporation (WA)	Puget Sound Bancorp, Inc. (WA)	7/26/17	124	26.9	233	15.3	44.2	567	53.9	9.2	0.88	9.1	0.0

Equity Bancshares, Inc. (KS)	Cache Holdings, Inc. (OK)	7/17/17	48	12.5	149	38.0	-	320	35.1	10.2	2.26	21.0	0.4

	(21 Transactions)	High	124	35.0	233	38.0	75.8	596	64.1	12.0	2.26	21.1	2.0

Low	39	9.6	135	5.8	17.7	310	28.0	8.4	0.16	1.6	0.0
Mean	70	22.5	172	13.4	42.7	414	42.1	9.9	0.96	9.5	0.7
Median	66	23.0	159	11.7	38.4	390	38.7	9.7	0.87	8.0	0.4

Premier Commercial	89	26.6	223	17.7	27.79	401	40.0	10.0	0.85	8.6	0.7

Note:
Price/ LTM EPS greater than 50.0x or less than 0.0x defined as not meaningful, "nm"
1: Core Deposits calculated as total deposits less CDs greater than $100,000
Source: S&P Global Market Intelligence; data as of March 7, 2018

The disclosure under the heading "THE MERGER—Opinion of Premier Commercial's Financial Advisor—Heritage Comparable Company Analyses" is hereby supplemented by deleting the table on page 38 (Heritage Peer Group) of the Proxy Statement and replacing it with the following:

Financials as of December 31, 2017 unless otherwise noted				Market Data (as of 03/07/2018)								LTM Profitability			Balance Sheet Ratios
						Price /
						Tang.		Est.	Est.		1 Yr
			Total	Mkt	Stock	Book	LTM	2018	2019	Div.	Price	Eff.			TCE/	Loan/	NPAs/
			Assets	Cap	Price	Value	EPS	EPS	EPS	Yield	∆	Ratio	NIM	ROAA	TA	Dpts	Assets
Company Name	City, St	Ticker	($mm)	($mm)	($)	(%)	(x)	(x)	(x)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)
Banner Corporation	Walla Walla, WA	BANR	9,763	1,883	57.6	187	31.3	16.9	15.4	1.7	(1.6)	67.9	4.24	0.60	10.6	93.4	0.43
Glacier Bancorp, Inc.¹	Kalispell, MT	GBCI	9,706	3,398	40.2	312	26.8	17.9	17.0	2.1	10.1	53.2	4.12	1.20	10.6	87.3	1.01
CVB Financial Corp.¹	Ontario, CA	CVBF	8,271	2,681	24.3	284	25.6	19.3	16.8	2.3	4.0	42.9	3.63	1.26	11.6	73.8	0.24
Pacific Premier Bancorp, Inc.¹	Irvine, CA	PPBI	8,025	2,067	44.7	293	28.7	15.9	13.4	0.0	13.0	51	4.43	0.99	9.4	102	0.05
Opus Bank	Irvine, CA	OPB	7,487	1,054	29.4	170	23.3	16.7	14.2	1.4	36.8	67	3.15	0.63	8.7	87	0.78
HomeStreet, Inc.	Seattle, WA	HMST	6,742	811	30.2	120	11.9	12.6	11.0	0.0	13.8	85	3.32	1.05	10.1	108	0.60
Luther Burbank Corporation	Santa Rosa, CA	LBC	5,704	735	13.1	134	8.1	17.1	13.4	0.5	-	47.8	2.05	1.26	9.6	128	0.21
Central Pacific Financial Corp.	Honolulu, HI	CPF	5,624	884	29.6	178	22.1	14.9	13.5	2.6	(5.2)	62.7	3.28	0.75	8.9	76.4	0.29
Westamerica Bancorporation	San Rafael, CA	WABC	5,513	1,588	59.8	340	31.6	21.9	19.9	2.7	5.1	51.7	3.12	0.92	8.6	26.7	0.27
Hanmi Financial Corporation	Los Angeles, CA	HAFC	5,210	1,041	32.1	189	19.0	14.1	12.8	3.0	(1.7)	54.4	3.82	1.10	10.6	99.1	0.42

TriCo Bancshares¹	Chico, CA	TCBK	4,761	902	39.3	207	22.6	15.3	13.2	1.7	8.2	64.4	4.22	0.89	9.3	75.3	0.80
First Foundation Inc.¹	Irvine, CA	FFWM	4,541	716	18.7	198	24.0	14.7	11.9	0.0	18.8	63.2	2.93	0.70	8.0	111	0.32
Preferred Bank	Los Angeles, CA	PFBC	3,770	993	65.7	281	22.2	14.4	12.5	1.3	16.6	35.4	3.78	1.24	9.4	90.1	0.28
Heritage Commerce Corp¹	San Jose, CA	HTBK	2,844	632	16.5	287	26.7	15.1	13.0	2.7	17.2	52.2	3.99	0.87	7.9	63.9	0.09
Bank of Marin Bancorp	Novato, CA	BMRC	2,468	493	71.3	189	27.9	17.1	15.6	1.6	3.3	60	3.85	0.75	10.7	78.1	0.69
Sierra Bancorp	Porterville, CA	BSRR	2,340	417	27.4	188	20.2	14.0	12.9	2.3	(2.8)	63.8	4.04	0.93	9.6	78.5	0.92

		High	9,763	3,398	-	340	31.6	21.9	19.9	3.0	36.8	85	4.43	1.26	11.6	128	1.01
		Low	2,340	417	-	120	8.1	12.6	11.0	0.0	(5.2)	35.4	2.05	0.60	7.9	26.7	0.05
		Mean	5,798	1,268	-	222	23.2	16.1	14.2	1.6	9.0	57.7	3.62	0.95	9.6	86.2	0.46
		Median	5,568	948	-	194	23.7	15.6	13.4	1.7	8.2	57.2	3.80	0.92	9.5	87.2	0.37

Heritage¹			4,113	1,063	31.4	245	22.6	17.2	15.4	1.91	27.44	62.4	3.89	1.05	9.6	84	0.83

Note:
1: Financials not adjusted to reflect pending or recently completed acquisitions. Market cap reflects shares issued in transactions which have closed since December 31, 2017
Source: S&P Global Market Intelligence

The disclosure under the heading "THE MERGER—Opinion of Premier Commercial's Financial Advisor—Heritage Net Present Value Analyses" is hereby supplemented by deleting the first sentence of this section starting on page 39 of the proxy statement/prospectus and replacing it with the following:
Sandler O'Neill performed an analysis that estimated the net present value per share of Heritage common shares assuming that Heritage performed in accordance with publicly available consensus mean analyst earnings per share estimates for the years ending December 31, 2018 and December 31, 2019, or $1.78 and $2.05, respectively, as well as an estimated long-term annual earnings per share growth rate and dividend payout ratio for Heritage for the years thereafter, as directed by the senior management of Heritage and their representatives.  See ''—Certain unaudited prospective financial information of Heritage.''
The disclosure under the heading "THE MERGER—Opinion of Premier Commercial's Financial Advisor—Heritage Net Present Value Analyses" is hereby supplemented by adding the following sentence after the sentence following the number 270% on page 39 of the proxy statement/prospectus:
Sandler O'Neill selected these price to earnings and tangible book value multiples based on Sandler O'Neill's review of, among other matters, the trading multiples of selected companies that Sandler O'Neill deemed to be comparable to Heritage.
The disclosure under the heading "THE MERGER—Opinion of Premier Commercial's Financial Advisor—Heritage Net Present Value Analyses" is hereby supplemented by adding the following narrative and table after the Earnings Per Share Multiples chart on page 40 of the proxy statement/prospectus:

The following table describes the discount rate calculation for Heritage common stock prepared by Sandler O'Neill. In its normal course of business, Sandler O'Neill employs the Duff & Phelps valuation handbook in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate plus the product of the two year beta of the relevant company's common stock and the equity risk premium.  Since this formulation utilizes a two year beta it does not use a size premium.

Risk Free Rate	2.89%	Based on 10yr US Treasury as of March 7, 2018
2 Year Beta of Stock	1.22	Per Bloomberg
Equity Risk Premium	5.86%	Per Duff & Phelps 2017 Valuation Handbook
Discount Rate	10.05%

The disclosure under the heading "THE MERGER—Opinion of Premier Commercial's Financial Advisor—Pro Forma Merger Analysis" is hereby supplemented by deleting the first sentence of this section on page 40 of the proxy statement/prospectus and replacing it with the following:
Sandler O'Neill analyzed certain potential pro forma effects of the merger.  In performing this analysis, Sandler O'Neill utilized the following information and assumptions: (i) the merger closes on June 30, 2018; (ii) certain internal financial projections for Premier Commercial for the years ending December 31, 2018 through December 31, 2020 and a long-term earnings per share growth rate, as provided by the senior management of Premier Commercial, See ''—Certain unaudited prospective financial information of Premier Commercial''; (iii) publicly available consensus mean analyst earnings per share estimates for Heritage for the years ending December 31, 2018 through December 31, 2019, or $1.78 and $2.05, respectively, as well as an estimated long-term annual earnings per share growth rate and dividend payout ratio for Heritage for the years thereafter, as provided by the senior management of Heritage and their representatives, See ''—Certain unaudited prospective financial information of Heritage''; and (iv) certain assumptions relating to pre-tax transaction expenses of approximately $8.2 million, recognized 100% prior to closing of the merger, purchase accounting adjustments consisting of a negative mark on loans and other real estate owned of $5.7 million and cost savings of approximately $0.5 million pre-tax for the year ending December 31, 2018 and $3.8 million for the year ending December 31, 2019, as well as the redemption of the Premier Commercial outstanding trust preferred securities and other borrowings at the closing of the merger, as provided by the senior management of Heritage and their representatives.
Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding Heritage, Premier Commercial, the proposed merger and the combined company after the close of the transaction that are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements involve inherent risks, uncertainties and contingencies, many of which are difficult to predict and are generally beyond the control of Heritage, Premier Commercial and the combined company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. In addition to factors previously disclosed in reports filed by Heritage with the Securities and Exchange Commission (the "SEC"), risks and uncertainties for each institution and the combined institution include, but are not limited to, the following factors: the expected cost savings, synergies and other financial benefits from the merger might not be realized within the expected time frames or at all; conditions to the closing of the merger may not be satisfied; the shareholders of Premier Commercial may fail to approve the consummation of the merger; the integration of the combined company, including personnel changes/retention, might not proceed as planned; and the combined company might not perform as well as expected. All forward-looking statements included in this communication are based on information available at the time of the communication. Heritage and Premier Commercial undertake no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect new information, future events or circumstances or otherwise that occur after the date on which such statements were made.
Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.
Additional Information

In connection with the proposed merger between Heritage and Premier Commercial, Heritage has filed a registration statement on Form S-4 with the Securities and Exchange Commission ("SEC") which was declared effective on May 9, 2018. The registration statement includes a proxy statement of Premier that also constitutes a prospectus of Heritage, which was sent to the shareholders of Premier Commercial. Premier Commercial shareholders are advised to read the proxy statement/prospectus which was filed by Heritage with the SEC on May 14, 2018, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain, or will contain, as the case may be, important information about Heritage, Premier Commercial and the proposed transaction.

Copies of all documents relating to the merger filed by Heritage can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing Heritage's website at www.hf-wa.com under the tab "Investor Relations" and then under "SEC Filings." Alternatively, these documents, when available, can be obtained free of charge from Heritage upon written request to Heritage Financial Corporation, Attn: Investor Relations, 201 Fifth Avenue S.W., Olympia, Washington 98501 or by calling (360) 943-1500.
Participants In The Solicitation

Heritage, Premier Commercial and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Premier Commercial shareholders, in connection with the proposed transaction, under the rules of the SEC. Information about the directors and executive officers of Heritage may be found in the definitive proxy Heritage filed with the SEC on March 22, 2018. This definitive proxy statement can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of Premier Commercial is included in the proxy statement/prospectus that was filed with the SEC on May 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HERITAGE FINANCIAL CORPORATION

Date: June 7, 2018	By: /s/Brian L. Vance
Brian L. Vance
President and Chief Executive Officer